AMENDMENT NO. 2
                               TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment"), dated and effective as of the 26th day of February, 2003, is made by and among:

     COVENANT ASSET MANAGEMENT, INC., a Nevada corporation (the "Borrower");

     COVENANT TRANSPORT, INC., a Nevada corporation and the owner of 100% of the issued and outstanding common stock of the Borrower (the "Parent");

     BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution which is a party to the Credit Agreement (as defined below) and has executed and delivered a signature page hereto (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"); and

     BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Parent, the Lenders and the Agent are parties to that certain Credit Agreement dated as of December 13, 2000 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility of up to $120,000,000 including (i) a letter of credit subfacility of up to $10,000,000 for the issuance of standby and commercial letters of credit and (ii) a swing line subfacility of up to $5,000,000; and

     WHEREAS, pursuant to that certain Amendment No. 1 to Credit Agreement dated as of August 28, 2001 ("Amendment No.1"), the Agent and Lenders agreed to increase the maximum amount available under the letter of credit subfacility from $10,000,000 to $20,000,000 without any increase in the Total Revolving Credit Commitment; and

     WHEREAS, pursuant to that certain Assignment and Acceptance dated as of February 26, 2003 and effective immediately prior hereto, Bank One, N.A.
assigned to Branch Banking and Trust Company its entire interest in its Revolving Credit Commitment under the Credit Agreement equal to the principal amount of $15,000,000; and

     WHEREAS, effective immediately prior hereto, Wachovia Bank, National Association, successor in interest to First Union National Bank ("Wachovia") is no longer a Lender, having been paid in full with regard to all outstanding amounts due thereto under the terms of the Credit Agreement, reducing the Total Revolving Credit Commitment from $120,000,000 to $95,000,000.

     WHEREAS, the Borrower and the Parent desire to increase the Total Revolving Credit Commitment from $95,000,000 to $100,000,000; and

     WHEREAS, Bank of America, N.A. desires to increase its Revolving Credit Commitment under the Credit Agreement from $30,000,000 to $35,000,000; and

     WHEREAS, the Borrower and the Parent have requested that the Credit Agreement be amended in the manner set forth herein in order to (i) extend the Stated Termination Date until December 13, 2005, (ii) increase the maximum amount available under the letter of credit subfacility from $20,000,000 to $50,000,000, (iii) increase the Total Revolving Credit Commitment from $95,000,000 to $100,000,000, (iv) increase the Revolving Credit Commitment of Bank of America, N.A. from $30,000,000 to $35,000,000, and (v) clarify certain exhibits, and subject to the terms and conditions of Section 13.6 of the Credit Agreement and those set forth below, the Agent and the Lenders are willing to agree to the requested amendment;

     NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and  the
fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. All capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

     2. Amendment to the Credit Agreement.

          (a) The  first  "Whereas"  clause  on the  first  page  of the  Credit
     Agreement is hereby amended and restated in its entirety to read as follows:

               "WHEREAS, the Borrower has requested that the Lenders make available to the Borrower a revolving credit facility of up to $100,000,000, the proceeds of which are to be used as provided in
          Section 2.2 hereof and which shall include a letter of credit facility of up to $50,000,000 for the issuance of standby and commercial letters of credit and a swing line facility of up to $5,000,000; and"

          (b) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

               "'Stated Termination Date' means December 13, 2005."

               "`Total Letter of Credit Commitment' means an amount not to exceed $50,000,000."

               "`Total Revolving Credit Commitment' means a principal amount equal to $100,000,000, as reduced from time to time in accordance with
          Section 2.1(e) and as increased  from time to time in accordance  with
          Section 2.1(f)."

          (c) Section 10.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "10.4. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, howsoever evidenced, except:

                    (a) Indebtedness existing as of the Closing Date as set forth in Schedule 8.6, including without limitation the Senior Notes and the Synthetic Lease Obligations described in clause (i) of the definition of such term; provided, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of enforcement, conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

                    (b) Indebtedness owing to the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

                    (c) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                    (d) purchase money  Indebtedness  not to exceed an aggregate outstanding principal amount at any time of $25,000,000;

                    (e) Indebtedness arising from Rate Hedging Obligations permitted under Section 10.15;

                    (f) Subordinated Indebtedness;

                    (g) unsecured intercompany Indebtedness for loans and advances made by the Borrower or any Subsidiary to the Parent or any other Guarantor which (i) in each instance are evidenced by Intercompany Borrowing Notes that have been delivered to the Collateral Agent in compliance with the terms of the Intercompany Note Pledge Agreements and (ii) collectively do not exceed at any time in aggregate principal amount the sum of Revolving Credit Outstandings at such time plus amounts available at such time under the Revolving Credit Facility for borrowing by the Borrower as Revolving Loans;

                    (h) additional  unsecured  Indebtedness  consisting of loans and advances made by Volunteer Insurance Company, a direct or indirect Subsidiary of the Parent, to the Borrower or the Parent, provided that the aggregate outstanding principal amount of all such other Indebtedness permitted under this clause (h) shall in no event exceed $5,000,000 at any time for each of the Borrower, the Parent and each Subsidiary in the aggregate;

                    (i) additional unsecured Indebtedness for Money Borrowed not otherwise covered by clauses (a) through (h) above, provided that the aggregate outstanding principal amount of all such other Indebtedness permitted under this clause (i) shall in no event exceed $5,000,000 at any time for each of the Borrower, the Parent and each Subsidiary in the aggregate;

                    (j) Indebtedness arising in connection with any Permitted Receivables Securitization; and

                    (k) Indebtedness extending the maturity of, or renewing, refunding or refinancing, in whole or in part, Indebtedness incurred under clauses (a), (d), (f), (h) and (i) of this Section 10.4, provided that (A) the terms of any such extension, renewal, refunding or refinancing Indebtedness (and of any agreement or instrument entered into in connection therewith) are no less favorable to the Agent and the Lenders than the terms of the Indebtedness as in effect prior to such action, and provided further that immediately before and immediately after giving effect to any such extension, renewal, refunding or refinancing, no Default or Event of Default shall have occurred and be continuing, and (B) notwithstanding anything in the foregoing to the contrary, any renewal, refunding or refinancing of the Senior Notes, the Synthetic Lease Obligations, or the Permitted Receivables Securitization shall require the consent of the Agent and the Required Lenders.

          (d) EXHIBIT A of the Credit Agreement is hereby deleted in its entirety and replaced with EXHIBIT A attached hereto as EXHIBIT 1 for the purpose of revising the Revolving Credit Commitments and Applicable Commitment Percentages contained therein.

          (e) EXHIBIT H of the Credit Agreement is hereby deleted in its entirety and replaced with EXHIBIT H attached hereto as EXHIBIT 2 for the purpose of revising Part 1.b.(a) thereof to list separately "Letter of Credit Outstandings", "Revolving Credit Outstandings", and "Swing Line Outstandings" apart from "Other Indebtedness for Money Borrowed."

          (f) EXHIBIT K of the Credit Agreement is hereby deleted in its entirety and replaced with EXHIBIT K attached hereto as EXHIBIT 3 for the purpose of revising Part III. 2. thereof to encompass the definition of "Outstandings" instead of being limited to the definition of "Revolving Credit Outstandings."

     3. Waiver and Consent. Subject to the terms and conditions hereof, the Required Lenders hereby consent to the following:

          (a) the Required Lenders hereby waive the requirements of Section 9.19 of the Credit Agreement with respect to Volunteer Insurance Company, a direct or indirect Subsidiary of the Borrower ("Volunteer"). This waiver shall additionally be effective with respect to Borrower's representations and warranties contained in Sections 8.4 and 8.5 of the Credit Agreement with respect to Volunteer. This is a one-time waiver only with respect to Volunteer, and shall in no way serve to waive any obligations of the Borrower, other than as expressly set forth above, including but not limited to all future obligations to comply with Section 9.19 and all other provisions of the Credit Agreement;

     provided however, not withstanding the foregoing, upon notice to Borrower, the Required Lenders may rescind this waiver of the requirements of Section
     9.19 with respect to Volunteer at any time prior to the Stated Termination Date.

          (b) the Required Lenders hereby waive the requirements of Section 4.7 and Section 13.3(b) with respect to payments received by Wachovia in satisfaction of all outstanding amounts due thereto in connection with its removal as a Lender under the terms of the Credit Agreement. This is a one-time waiver and shall in no way serve to waive any obligations under the Credit Agreement, other than as expressly set forth above, including but not limited to all future obligations to comply with Sections 4.7, 13.3(b), and all other provisions of the Credit Agreement.

     4. Conditions to Effectiveness. As a condition to the effectiveness of this Amendment the Borrower shall cause the following to be delivered to the Agent:

          (a) Ten (10) original counterparts of this Amendment executed by the Borrower, the Parent, the Guarantors and each Lender;

          (b) a promissory note of even date herewith substantially in the form of EXHIBIT F-1 of the Credit Agreement executed by the Borrower in favor of Branch Banking and Trust Company with a Revolving Credit Commitment in the maximum aggregate principal amount at any time outstanding of $15,000,000;

          (c) an amended and restated promissory note of even date herewith substantially in the form of EXHIBIT F-1 of the Credit Agreement executed by the Borrower in favor of Bank of America, N.A. with a Revolving Credit Commitment in the maximum aggregate principal amount at any time outstanding of $35,000,000; and

          (d) a resolution of the board of directors of each of the Borrower and the Parent certified by its secretary or assistant secretary approving and adopting this Amendment, and authorizing the execution and delivery thereof.

     5. Guarantors. Each of the Guarantors has joined in the execution of this Amendment for the purpose of consenting to the amendment contained herein, including the increase of the Total Letter of Credit Commitment to an amount not to exceed $50,000,000, and reaffirming its guaranty of the Obligations pursuant to the terms of the Parent Guaranty Agreement and the Subsidiary Guaranty Agreement.

     6. Representations and Warranties. The Borrower and Parent hereby certify that:

          (a) The  representations and warranties made by Borrower and Parent in
     Article VIII of the Credit Agreement are true on and as of the date hereof except that (i) the financial statements referred to in Section 8.6 shall be those most recently furnished to the Agent pursuant to Section 9.1, and
     (ii) the proviso at the end of Section 8.1(b) is no longer applicable, as CTI is now qualified to transact business in the State of Ohio;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower, the Parent, or their Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Parent and its Subsidiaries received by the Agent and each Lender under Section 9.1 thereof; and

          (c) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower or the Parent under the Credit Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     7. Entire Agreement. This Amendment, together with Credit Agreement, Amendment No.1 and other Loan Documents, sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Credit Agreement, Amendment No.1 and other Loan Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 13.6 of the Credit Agreement.

     8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, and as previously amended, modified and supplemented by Amendment No.1, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     10. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Tennessee.

     11. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     12. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended by this Amendment and Amendment No.1.

     13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Parent, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that neither the Borrower nor the Parent, without the prior consent of the Lenders, may assign any rights, powers, duties or obligations hereunder.

     14. Expenses. Borrower agrees to pay to the Agent all reasonable out-of-pocket expenses (including reasonable legal fees and expenses of special counsel to the Agent) incurred or arising in connection with the negotiation and preparation of this Amendment.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:
                                           --------

                                           COVENANT ASSET MANAGEMENT, INC.

                                           By: /s/ Joey B. Hogan
                                               ---------------------------------
                                           Name: Joey B. Hogan
                                                --------------------------------
                                           Title: CFO/Senior Vice-President
                                                  ------------------------------


                                           PARENT:
                                           ------

                                           COVENANT TRANSPORT, INC., a Nevada
                                           corporation

                                           By: /s/Joey B. Hogan
                                               ---------------------------------
                                           Name: Joey B. Hogan
                                                 -------------------------------
                                           Title: CFO/Senior Vice-President
                                                  ------------------------------



                                           GUARANTORS:
                                           ----------

                                           COVENANT TRANSPORT, INC., a Nevada
                                           corporation
                                           HAROLD IVES TRUCKING CO.
                                           TERMINAL TRUCK BROKER, INC.
                                           COVENANT.COM, INC.
                                           CIP, INC.
                                           SOUTHERN REFRIGERATED TRANSPORT, INC.
                                           TONY SMITH TRUCKING, INC.
                                           COVENANT TRANSPORT, INC., a Tennessee
                                           corporation

                                           By: /s/ Joey B. Hogan
                                               ---------------------------------
                                           Name: Joey B. Hogan
                                                 -------------------------------
                                           Title: CFO/Senior Vice-President
                                                  ------------------------------

                                           AGENT:
                                           -----
                                           BANK OF AMERICA, N.A.

                                           By: /s/ Lawrence M. Richey
                                               ---------------------------------
                                           Name: Lawrence M. Richey
                                                 -------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------


                                           LENDERS:
                                           -------
                                           BANK OF AMERICA, N.A.

                                           By: /s/ John M. Hall
                                               ---------------------------------
                                           Name: John M. Hall
                                                 -------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------


                                           FLEET NATIONAL BANK

                                           By: /s/ Robert Wallace
                                               ---------------------------------
                                           Name: Robert Wallace
                                                 -------------------------------
                                           Title: Managing Director
                                                  ------------------------------


                                           SUNTRUST BANK


                                           By: /s/ William H. Crawford
                                               ---------------------------------
                                           Name: William H. Crawford
                                                 -------------------------------
                                           Title: Vice President Suntrust Bank
                                                  ------------------------------


                                           BRANCH BANKING AND TRUST COMPANY

                                           By: /s/ R. Andrew Beam
                                               ---------------------------------
                                           Name: R. Andrew Beam
                                                 -------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------

                                    EXHIBIT 1
                                    ---------

                                    EXHIBIT A

                        Applicable Commitment Percentages



                                                                                                     Applicable
                                                                 Revolving Credit                    Commitment
Lender                                                              Commitment                       Percentage
------                                                              ----------                       ----------

Bank of America, N.A.                                               $35,000,000                        35.0 %
SunTrust Bank                                                       $25,000,000                        25.0 %
Fleet National Bank                                                 $25,000,000                        25.0 %
Branch Banking and Trust Company                                    $15,000,000                        15.0 %



                                  Exhibit 1-1

                                   EXHIBIT 2
                                   ---------

                                   EXHIBIT H

                             Compliance Certificate

Bank of America, N.A.,
as Agent
101 North Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

Bank of America, N.A.,
as Agent
TN6-300-02-03
633 Chestnut Street, 2nd Floor
Chattanooga, Tennessee  37450
Attention: John M. Hall
Telephone:        (423) 752-1222
Telefacsimile:    (423) 755-0689


     Reference is hereby made to the Credit Agreement dated as of December 13, 2000 (the "Agreement") among Covenant Asset Management, Inc., a Nevada corporation (the "Borrower"), Covenant Transport, Inc., a Nevada corporation, the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

1.   Calculations:

a.   Consolidated Tangible Net Worth (Section 10.01(a))

     Consolidated Tangible Net Worth (as of the Determination Date):
                                                               $________________

     Required Tangible Net Worth shall not be less than $136,223,081 at any time during the Fiscal Quarter which contains the Closing Date.

     Thereafter, for each Fiscal Quarter, at no time shall Consolidated Tangible Net Worth be less than the sum of:

     (a)  Minimum Consolidated Net Worth                       $________________
          Required for previous Fiscal Quarter


                                  Exhibit 2-1

     (b)  50% of Consolidated Net Income                       $________________
          for Fiscal Quarter

     (c)  100% of the net  proceeds  of                        $________________
          any equity  issuance during Fiscal Quarter

     (d)  Total: sum of (a) plus (b) plus (c)                  $________________

b.   Consolidated Leverage Ratio (Section 10.01(b))

     The ratio of Consolidated Total Adjusted Indebtedness (determined as at such date) to (ii) Consolidated EBITDAR shall not exceed 3.00 to 1.00, calculated at the end of each Four Quarter Period.

     (a)  Consolidated  Total  Adjusted  Indebtedness          $________________
          With respect to the Parent and its Subsidiaries,
               i.   Obligations under Capital Leases        $__________
               ii.  Amounts outstanding under Permitted
                    Receivables Securitizations             $__________
               iii. Synthetic Lease Obligations             $__________
               iv.  Amounts outstanding under Senior
                    Notes                                   $__________
               v.   Subordinated Indebtedness               $__________
               vi.  Letter of Credit Outstandings           $__________
               vii. Revolving Credit Outstandings           $__________
               viii.Swing Line Outstandings                 $__________
               ix.  Other Indebtedness for Money
                    Borrowed (without double-counting
                    Outstandings)                           $__________
               x.   Present value of Consolidated
                    Lease Payments (see attached
                    computations)                           $__________
               xi.  Contingent Obligations (Guaranties)     $__________

               TOTAL: [i + ii  +iii+  iv + v + vi +
                             vii +  viii + ix + x + xi] =   $__________


     (b)  Consolidated EBITDAR                                 $________________
               i.   Consolidated Net Income                 $__________
               ii.  Consolidated Interest Expense           $__________
               iii. Taxes on income                         $__________
               iv.  Depreciation                            $__________
               v.   Amortization                            $__________
               vi.  Consolidated Lease Payments             $__________

                                  Exhibit 2-2

               TOTAL: [i + ii +iii+ iv + v + vi] =          $__________

     (c)  Actual Ratio of (a) to (b)                           $________________

                          Maximum Ratio: 3.00 to 1.00
                          ---------------------------

c.   Consolidated Fixed Charge Coverage Ratio (Section 10.01(c))

     The ratio of (i) Consolidated EBITDAR for such period less (without duplication) taxes on income paid in cash during such period, to (ii) the sum of Consolidated Fixed Charges for such period plus twenty-five percent (25%) of Revolving Credit Outstandings as of the date of computation shall not be less than 1.20 to 1.00, calculated at the end of each Fiscal Quarter.

     (a)  Consolidated EBITDAR (from (b) above)                $________________
     (b)  Taxes on income paid in cash                         $________________
     (c)  (a) minus (b)                                        $________________
     (d)  Consolidated Fixed Charges                           $________________
               i.   Consolidated Interest Expense              $________________
               ii.  Current maturities of
                    Consolidated Indebtedness                  $________________

               iii. Consolidated Lease Payments                $________________

                    TOTAL: [i + ii +iii] =                     $________________

     (e)  25% times Revolving Credit Outstandings              $________________
     (f)  (d) plus (e)                                         $________________
     (g)  Actual Ratio of (c) to (f)                           $________________

                          Minimum Ratio: 1.20 to 1.00
                          ---------------------------

d.   Restricted Payments (Section 10.8)

     The sum of the aggregate amount of Permitted Share Repurchases plus the aggregate amount of cash dividends declared by the board of directors of the Parent and paid thereby to its stockholders from the Closing Date until the Stated Termination Date shall not exceed the sum of $24,000,000 plus 50% of Consolidated Net Income for each Fiscal Quarter commencing September 30, 2000 (as reduced by 100% of the amount of any negative Consolidated Net Income during any such period).


     (a)  Permitted Share Repurchases                          $________________
          (aggregate amount since Closing Date)
     (b)  Permitted cash dividends by Parent                   $________________
          (aggregate amount since Closing Date)


                                  Exhibit 2-3

     (c)  Sum of (a) plus (b)                                  $________________

     (d)  $24,000,000                                          $24,000,000

     (e)  50% of the total aggregate  amount of                $________________
          Consolidated Net Income for each
          Fiscal Quarter ending on or after
          September 30, 2000

     (f)  100% of the total aggregate amount of                $________________
          negative Consolidated  Net Income for
          each Fiscal Quarter ending on or after
          September 30, 2000 (expressed as a positive number)

     (g)  Sum of (d) plus (e), less (f)                        $________________

        Amount in (c) shall not exceed, at any time, the amount in (g).

2.   No Default

          A. Since __________ (the date of the last similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and
     (b) no Default or Event of Default specified in Article XI of the Agreement has occurred and is continuing.

          B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default:
     __________________________________________________________________________.
          (Note, if no Default or Event of Default has occurred, insert
                             "Not Applicable").

     The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 9.1 of the Agreement.

     IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, ____.


                                         By:
                                             -----------------------------------
                                                Authorized Representative

                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                  Exhibit 2-4

                                   EXHIBIT 3
                                   ---------

                                   EXHIBIT K

                       Form of Borrowing Base Certificate


Bank of America, N.A., successor
to NationsBank, N.A.
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9436

Bank of America, N.A., as Agent
TN6-300-02-03
633 Chestnut Street, 2nd Floor
Chattanooga, Tennessee  37450
Attention: John M. Hall
Telephone:        (423) 752-1222
Telefacsimile:    (423) 755-0689


     Reference is hereby made to the Credit Agreement dated as of December 13, 2000, (as from time to time amended, restated, modified, or supplemented the "Agreement") among Covenant Asset Management, Inc., a Nevada corporation ("Borrower"), Covenant Transport, Inc., a Nevada corporation, the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, duly authorized and acting Authorized Representatives of the Borrower and the Parent, hereby certifies to you as of _____________, 20___ (the "Determination Date") as follows:

Availability under Revolving Credit Facility

I.   Eligible Revenue Equipment
                                                                     Borrowing
Revenue Equipment:                      Gross   Eligible  Advance %  Base Amount
-----------------                       -----   --------  ---------  -----------
Southern Refrigerated Transport, Inc.   ______  ______    ______     ______
Covenant Transport, Inc.                ______  ______    ______     ______

Total:                                  ______  ______    ______     ______ (I)

II.  Aggregate Senior Note Outstandings:                             ______ (II)


                                  Exhibit 3-1

TOTAL BORROWING BASE (I-II):        ______________________________*
                                    *Not to exceed Total Revolving
                                          Credit Commitment.


III.

1.  Total Borrowing Base:                                    $_________________
2.  Revolving Credit Outstandings:                           $_________________
3.  Letter of Credit Outstandings:                           $_________________
4.  Swing Line Outstandings:                                 $_________________
5.  Total Outstandings [2+3+4]:                              $_________________
6.  Availability [1-5]:                                      $_________________*

* If negative, immediate prepayment of the amount of such deficit is required.



IN WITNESS WHEREOF, we have executed this Certificate this __ day of __________, 20___.

                                                 COVENANT ASSET MANAGEMENT, INC.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------


                                                 COVENANT TRANSPORT, INC.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------

                                  Exhibit 3-2